Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended September 30, 2026

Investor Contact

Susan Spivak: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C - Consecutive Quarters	3
	- Global P&C - Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Product Line	6
	- Consolidated Results by Segment	7 - 8

III.	Segment Results
	- North America Commercial P&C Insurance	9
	- North America Personal P&C Insurance	10
	- North America Agricultural Insurance	11
	- Overseas General Insurance	12
	- Global Reinsurance	13
	- Life Insurance	14
	- Corporate	15

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	16
	- Reinsurance Recoverable Analysis	17
	- Investment Portfolio	18 - 21
	- Net Realized and Unrealized Gains (Losses)	22 - 23
	- Debt and Capital	24
	- Computation of Basic and Diluted Earnings Per Share	25
	- Book Value and Book Value per Common Share	26

V.	Other Disclosures
	- Non-GAAP Financial Measures	27 - 33
	- Glossary	34

Note on Chubb Metrics:

In this financial supplement, business activity for, and the financial position of, Chubb acquisitions are reported at 100%, as required, except for core operating income, net income, book value, tangible book value, ROE, per share data, and certain other key metrics, which include only Chubb’s ownership interest and exclude the non-controlling interest.

Segment Income and Core Operating Income Redefined:

Effective Q3 2026, segment income and core operating income have been redefined to exclude amortization expenses related to purchased intangibles other than long-term distribution agreements. Prior-period results have been restated to reflect these changes.

Refer to page 1 for current and prior-period results reflecting the adjusted presentation and information on Non-GAAP disclosures beginning on page 27.

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended September 30			Constant $	Constant $	Nine months ended September 30			Constant $	Constant $	Year ended December 31
	2026	2025*	% Change	2025*	% Change	2026	2025*	% Change	2025*	% Change	2025*	2024*

Gross premiums written	$18,359	$18,069	1.6%	$18,079	1.5%	$52,857	$50,450	4.8%	$51,148	3.3%	$65,946	$62,003

Net premiums written	$15,143	$14,866	1.9%	$14,870	1.8%	$43,853	$41,708	5.1%	$42,287	3.7%	$54,842	$51,468

P&C net premiums written	$13,183	$12,934	1.9%	$12,980	1.6%	$37,667	$36,254	3.9%	$36,824	2.3%	$47,563	$45,142

Global P&C net premiums written	$11,651	$11,476	1.5%	$11,522	1.1%	$35,048	$33,787	3.7%	$34,357	2.0%	$44,637	$42,439

Life Insurance net premiums written	$1,960	$1,932	1.4%	$1,890	3.7%	$6,186	$5,454	13.4%	$5,463	13.2%	$7,279	$6,326

Net premiums earned	$14,924	$14,359	3.9%	$14,347	4.0%	$42,270	$39,484	7.1%	$39,984	5.7%	$53,014	$49,846

P&C underwriting income	$2,061	$2,259	-8.8%	$2,247	-8.3%	$5,790	$4,331	33.7%	$4,403	31.5%	$6,528	$5,850

P&C CAY underwriting income ex Cats	$2,255	$2,183	3.3%	$2,177	3.6%	$6,390	$6,022	6.1%	$6,090	4.9%	$8,316	$7,381

Adjusted net investment income	$1,888	$1,776	6.3%	$1,779	6.2%	$5,606	$5,133	9.2%	$5,167	8.5%	$6,947	$6,376

Core operating income	$2,980	$3,048	-2.2%	$3,028	-1.6%	$8,597	$7,106	21.0%	$7,168	19.9%	$10,133	$9,337

Adjusted operating cash flow	$5,550	$4,509				$12,829	$9,741				$13,906	$15,904

Net investment income	$1,791	$1,648	8.6%	$1,648	8.6%	$5,260	$4,777	10.1%	$4,802	9.5%	$6,465	$5,930

Chubb net income	$2,844	$2,801	1.5%			$8,018	$7,100	12.9%			$10,310	$9,272

Operating cash flow	$6,071	$3,639				$13,748	$8,756				$12,816	$16,182

P&C combined ratio
Loss and loss expense ratio	58.7%	56.7%				57.1%	60.8%				59.1%	60.4%
Policy acquisition cost and administrative expense ratio	25.4%	25.1%				26.9%	26.5%				26.6%	26.2%

Combined ratio	84.1%	81.8%				84.0%	87.3%				85.7%	86.6%

P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	57.3%	57.5%				55.5%	56.0%				55.3%	57.0%
CAY policy acquisition cost and administrative expense ratio ex Cats	25.3%	25.0%				26.8%	26.4%				26.6%	26.1%

CAY combined ratio ex Cats	82.6%	82.5%				82.3%	82.4%				81.9%	83.1%

ROE	15.3%	15.9%				14.5%	13.9%				15.0%	15.0%
Core operating return on tangible equity (ROTE)	21.6%	24.8%				21.2%	19.9%				20.9%	21.9%
Core operating return on equity (ROE)	14.9%	16.6%				14.6%	13.2%				14.0%	14.1%

Effective tax rate	18.9%	21.9%				20.3%	20.4%				18.9%	16.3%
Core operating effective tax rate	19.9%	20.5%				19.5%	19.8%				19.5%	18.1%

Diluted earnings per share

Chubb net income	$7.30	$6.99	4.4%			$20.46	$17.61	16.2%			$25.68	$22.70

Core operating income	$7.66	$7.60	0.8%			$21.94	$17.62	24.5%			$25.24	$22.86

Weighted average diluted common shares outstanding	389.4	400.9				391.8	403.2				401.5	408.5

			% Change		% Change		% Change
	September 30	June 30	3Q-26 vs.	December 31	3Q-26 vs.	September 30	3Q-26 vs.
	2026	2026	2Q-26	2025	4Q-25	2025	3Q-25

Book value per common share	$191.43	$195.45	-2.1%	$188.59	1.5%	$182.22	5.1%
Tangible book value per common share	$126.96	$131.93	-3.8%	$126.22	0.6%	$120.13	5.7%

Book value per common share, excl. AOCI	$216.22	$210.81	2.6%	$201.31	7.4%	$194.63	11.1%
Tangible book value per common share, excl. AOCI	$150.70	$145.67	3.5%	$136.91	10.1%	$130.60	15.4%

*Core operating income has been redefined to exclude amortization expenses related to purchased intangibles other than long-term distribution agreements. Refer to the table of contents page for additional information.

Financial Highlights	Page 1

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations	3Q-26	2Q-26	1Q-26	4Q-25	3Q-25	YTD 2026	YTD 2025	Full Year 2025

Gross premiums written	$18,359	$17,947	$16,551	$15,496	$18,069	$52,857	$50,450	$65,946

Net premiums written	15,143	14,705	14,005	13,134	14,866	43,853	41,708	54,842

Net premiums earned	14,924	13,889	13,457	13,530	14,359	42,270	39,484	53,014

Adjusted losses and loss expenses (1)	7,521	6,699	6,139	6,289	6,958	20,359	20,427	26,716

Realized (gains) losses on crop derivatives	(5)	8	8	8	7	11	8	16

Losses and loss expenses	7,526	6,691	6,131	6,281	6,951	20,348	20,419	26,700

Adjusted policy benefits (2)	1,479	1,480	1,813	1,355	1,422	4,772	4,076	5,431

Realized (gains) losses from investment portfolios supporting participating policies	(22)	(72)	16	27	41	(78)	40	67

(Gains) losses from fair value changes in separate account assets	24	(63)	12	(127)	9	(27)	31	(96)

Policy benefits	1,477	1,615	1,785	1,455	1,372	4,877	4,005	5,460

Policy acquisition costs	2,739	2,632	2,596	2,556	2,563	7,967	7,291	9,847

Administrative expenses	1,126	1,168	1,149	1,161	1,138	3,443	3,343	4,504

Adjusted net investment income (3)	1,888	1,880	1,838	1,814	1,776	5,606	5,133	6,947

Other (income) expense from private equity partnerships	(97)	(119)	(127)	(125)	(127)	(343)	(349)	(474)

Amortization expense of fair value adjustment on acquired invested assets	-	(1)	(2)	(1)	(1)	(3)	(7)	(8)

Net investment income	1,791	1,760	1,709	1,688	1,648	5,260	4,777	6,465

Adjusted realized gains (losses) (4)	(482)	98	(383)	(81)	331	(767)	375	294

Realized gains (losses) from investment portfolios supporting participating policies	22	72	(16)	(27)	(41)	78	(40)	(67)

Realized gains (losses) on crop derivatives	5	(8)	(8)	(8)	(7)	(11)	(8)	(16)

Net realized gains (losses)	(455)	162	(407)	(116)	283	(700)	327	211

Market risk benefits gains (losses)	(65)	5	14	(37)	(142)	(46)	(251)	(288)

Adjusted interest expense (5)	210	205	203	210	203	618	575	785

Amortization benefit of fair value adjustment on acquired long term debt	(6)	(5)	(5)	(5)	(6)	(16)	(16)	(21)

Interest expense	204	200	198	205	197	602	559	764

Gains (losses) from fair value changes in separate account assets	(24)	63	(12)	127	(9)	27	(31)	96

Net realized gains (losses) related to unconsolidated entities	282	2	27	282	(84)	311	431	713

Other income (expense) from private equity partnerships	97	119	127	125	127	343	349	474

Other income (expense) - operating	9	12	19	(18)	9	40	32	14

Other income (expense)	364	196	161	516	43	721	781	1,297

Adjusted amortization expense of purchased intangibles (6)	17	17	17	17	15	51	46	63

Amortization expense of purchased intangibles other than long-term distribution agreements	57	57	56	60	60	170	178	238

Amortization expense of purchased intangibles	74	74	73	77	75	221	224	301

Integration expenses and severance	11	8	9	76	1	28	3	79

Income tax expense (benefit)	666	742	646	597	787	2,054	1,825	2,422

Net income	$2,736	$2,882	$2,347	$3,173	$3,107	$7,965	$7,449	$10,622

Less: NCI income (loss)	(108)	28	27	(37)	306	(53)	349	312

Chubb net income	$2,844	$2,854	$2,320	$3,210	$2,801	$8,018	$7,100	$10,310

(1) Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.

(2) Adjusted policy benefits used throughout this report includes gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under U.S. GAAP and realized gains and losses on underlying investments supporting the liabilities of certain participating policies related to the policyholders’ share of gains and losses.

(3) Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets and includes income from private equity partnerships where we hold more than 3% ownership.

(4) Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives and realized gains and losses on underlying investments supporting the liabilities of certain participating policies related to the policyholders’ share of gains and losses.

(5) Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

(6) Adjusted amortization expense of purchased intangibles used throughout this report excludes Amortization expense of purchased intangibles other than long-term distribution agreements.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

P&C	3Q-26	2Q-26	1Q-26	4Q-25	3Q-25	YTD 2026	YTD 2025	Full Year 2025
Gross premiums written	$16,344	$15,953	$14,206	$13,612	$16,074	$46,503	$44,811	$58,423
Net premiums written	13,183	12,768	11,716	11,309	12,934	37,667	36,254	47,563
Net premiums earned	12,967	11,955	11,189	11,716	12,434	36,111	34,074	45,790
Adjusted losses and loss expenses	7,487	6,677	6,111	6,257	6,927	20,275	20,350	26,607
Policy benefits	124	106	113	109	119	343	361	470
Policy acquisition costs	2,371	2,280	2,234	2,214	2,204	6,885	6,303	8,517
Administrative expenses	924	955	939	939	925	2,818	2,729	3,668

P&C underwriting income	$2,061	$1,937	$1,792	$2,197	$2,259	$5,790	$4,331	$6,528

P&C CAY underwriting income ex Cats	$2,255	$2,129	$2,006	$2,294	$2,183	$6,390	$6,022	$8,316

% Change versus prior year period
Net premiums written	1.9%	3.0%	7.2%	7.7%	5.3%	3.9%	4.6%	5.4%
Net premiums earned	4.3%	5.5%	8.6%	6.2%	5.0%	6.0%	4.7%	5.1%

Net premiums written constant $	1.6%	1.4%	4.1%	6.9%	4.7%	2.3%	5.2%	5.6%
Net premiums earned constant $	4.0%	3.6%	5.9%	5.3%	4.2%	4.5%	5.1%	5.2%

Combined ratio
Loss and loss expense ratio	58.7%	56.7%	55.6%	54.3%	56.7%	57.1%	60.8%	59.1%
Policy acquisition cost ratio	18.3%	19.1%	20.0%	18.9%	17.7%	19.1%	18.5%	18.6%
Administrative expense ratio	7.1%	8.0%	8.4%	8.0%	7.4%	7.8%	8.0%	8.0%

Combined ratio	84.1%	83.8%	84.0%	81.2%	81.8%	84.0%	87.3%	85.7%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	57.3%	55.2%	53.8%	53.2%	57.5%	55.5%	56.0%	55.3%
CAY policy acquisition cost and administrative expense ratio ex Cats	25.3%	27.0%	28.3%	27.2%	25.0%	26.8%	26.4%	26.6%

CAY combined ratio ex Cats	82.6%	82.2%	82.1%	80.4%	82.5%	82.3%	82.4%	81.9%

Other ratios
Net premiums written/gross premiums written	81%	80%	82%	83%	80%	81%	81%	81%

Expense ratio	25.4%	27.1%	28.4%	26.9%	25.1%	26.9%	26.5%	26.6%
Expense ratio excluding A&H	23.7%	25.5%	26.8%	25.3%	23.6%	25.2%	24.9%	25.0%

Net catastrophe losses - pre-tax	$705	$475	$500	$365	$285	$1,680	$2,556	$2,921
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(511)	$(283)	$(286)	$(268)	$(361)	$(1,080)	$(865)	$(1,133)

Impact of catastrophe losses on combined ratio - Unfavorable (favorable)	5.4%	4.0%	4.5%	3.0%	2.3%	4.7%	7.4%	6.3%
Impact of PPD on combined ratio - Unfavorable (favorable)	-3.9%	-2.4%	-2.6%	-2.3%	-3.0%	-3.0%	-2.5%	-2.5%
Impact of Cats and PPD on combined ratio - Unfavorable (favorable)	1.5%	1.6%	1.9%	0.7%	-0.7%	1.7%	4.9%	3.8%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C	3Q-26	2Q-26	1Q-26	4Q-25	3Q-25	YTD 2026	YTD 2025	Full Year 2025
Gross premiums written	$13,746	$14,841	$13,705	$13,005	$13,558	$42,292	$40,751	$53,756
Net premiums written	11,651	11,992	11,405	10,850	11,476	35,048	33,787	44,637
Net premiums earned	11,408	11,314	11,000	11,055	10,939	33,722	31,816	42,871
Adjusted losses and loss expenses	6,181	6,151	6,058	5,817	5,703	18,390	18,551	24,368
Policy benefits	124	106	113	109	119	343	361	470
Policy acquisition costs	2,287	2,235	2,210	2,196	2,118	6,732	6,152	8,348
Administrative expenses	922	951	945	954	920	2,818	2,720	3,674

Global P&C underwriting income	$1,894	$1,871	$1,674	$1,979	$2,079	$5,439	$4,032	$6,011

Global P&C CAY underwriting income ex Cats	$2,085	$2,049	$1,964	$2,130	$2,029	$6,098	$5,766	$7,896

% Change versus prior year period
Net premiums written	1.5%	2.8%	7.1%	6.6%	5.3%	3.7%	4.7%	5.2%
Net premiums earned	4.3%	5.4%	8.5%	5.3%	4.9%	6.0%	4.8%	4.9%

Net premiums written constant $	1.1%	1.1%	3.9%	5.7%	4.6%	2.0%	5.3%	5.4%
Net premiums earned constant $	4.0%	3.4%	5.8%	4.4%	4.1%	4.4%	5.2%	5.0%

Combined ratio
Loss and loss expense ratio	55.3%	55.3%	56.1%	53.6%	53.2%	55.6%	59.4%	57.9%
Policy acquisition cost ratio	20.0%	19.8%	20.1%	19.9%	19.4%	19.9%	19.3%	19.5%
Administrative expense ratio	8.1%	8.4%	8.6%	8.6%	8.4%	8.4%	8.6%	8.6%

Combined ratio	83.4%	83.5%	84.8%	82.1%	81.0%	83.9%	87.3%	86.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	53.7%	53.8%	53.5%	52.6%	54.0%	53.7%	54.2%	53.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.1%	28.1%	28.7%	28.3%	27.6%	28.2%	27.7%	27.9%

CAY combined ratio ex Cats	81.8%	81.9%	82.2%	80.9%	81.6%	81.9%	81.9%	81.7%

Other ratios
Net premiums written/gross premiums written	85%	81%	83%	83%	85%	83%	83%	83%

Expense ratio	28.1%	28.2%	28.7%	28.5%	27.8%	28.3%	27.9%	28.1%
Expense ratio excluding A&H	26.4%	26.6%	27.1%	26.9%	26.2%	26.7%	26.3%	26.4%

Net catastrophe losses - pre-tax	$700	$461	$496	$361	$281	$1,657	$2,536	$2,897
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(509)	$(283)	$(206)	$(210)	$(331)	$(998)	$(802)	$(1,012)

Impact of catastrophe losses on combined ratio - Unfavorable (favorable)	6.1%	4.1%	4.5%	3.2%	2.6%	4.9%	7.9%	6.8%
Impact of PPD on combined ratio - Unfavorable (favorable)	-4.5%	-2.5%	-1.9%	-2.0%	-3.2%	-2.9%	-2.5%	-2.5%
Impact of Cats and PPD on combined ratio - Unfavorable (favorable)	1.6%	1.6%	2.6%	1.2%	-0.6%	2.0%	5.4%	4.3%

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	September 30 2026	June 30 2026	March 31 2026	December 31 2025
Assets
Short-term investments, at fair value	$5,293	$5,458	$5,067	$4,840
Fixed maturities available for sale, at fair value	125,804	125,518	123,433	122,680
Private debt held-for-investment, at amortized cost	2,261	2,252	2,477	2,411
Equity securities, at fair value	10,760	11,014	10,916	10,801
Private equities	17,528	17,385	17,132	17,239
Other investments	10,861	11,022	11,170	10,749

Total investments	172,507	172,649	170,195	168,720
Cash and restricted cash	3,010	2,753	2,634	2,470

Total invested assets	175,517	175,402	172,829	171,190

Securities lending collateral	2,295	1,870	2,277	2,500
Insurance and reinsurance balances receivable	18,188	19,068	17,101	15,944
Reinsurance recoverable on losses and loss expenses	20,611	20,284	20,159	20,338
Deferred policy acquisition costs	11,422	10,744	10,452	10,008
Value of business acquired (VOBA)	3,011	2,828	2,926	2,975
Prepaid reinsurance premiums	4,484	4,683	4,105	3,874
Goodwill and other intangible assets ($26,021 and $25,775 represents Chubb portion as of 9/30/2026 and 12/31/2025, respectively)	26,665	26,488	26,587	26,448
Deferred tax assets	1,455	1,237	1,315	1,312
Separate account assets	7,340	7,471	6,718	6,925
Other assets	12,521	11,247	10,987	10,813

Total assets	$283,509	$281,322	$275,456	$272,327

Liabilities
Unpaid losses and loss expenses	$91,829	$89,669	$88,915	$88,018
Unearned premiums	28,608	28,511	27,180	26,279
Future policy benefits	21,133	20,159	19,273	18,420
Market risk benefits	530	505	642	659
Policyholder account balances	9,445	9,102	8,782	8,576
Separate account liabilities	7,340	7,471	6,718	6,925
Insurance and reinsurance balances payable	8,837	9,345	8,486	8,349
Securities lending payable	2,295	1,870	2,277	2,500
Accounts payable, accrued expenses, and other liabilities	14,042	13,433	13,617	13,432
Deferred tax liabilities	1,852	1,870	1,759	1,741
Short-term and long-term debt	18,658	18,115	17,470	17,227
Hybrid debt	428	427	425	422

Total liabilities	204,997	200,477	195,544	192,548

Shareholders’ equity
Chubb shareholders’ equity, excl. AOCI	82,710	81,295	79,699	78,732
Accumulated other comprehensive income (loss) (AOCI)	(9,483)	(5,923)	(5,911)	(4,975)

Chubb shareholders’ equity	73,227	75,372	73,788	73,757
Noncontrolling interests	5,285	5,473	6,124	6,022

Total shareholders’ equity	78,512	80,845	79,912	79,779

Total liabilities and shareholders’ equity	$283,509	$281,322	$275,456	$272,327

Book value per common share	$191.43	$195.45	$189.93	$188.59
% change over prior quarter	-2.1%	2.9%	0.7%	3.5%
Tangible book value per common share (1)	$126.96	$131.93	$126.65	$126.22
% change over prior quarter	-3.8%	4.2%	0.3%	5.1%

Book value per common share, excl. AOCI	$216.22	$210.81	$205.15	$201.31
% change over prior quarter	2.6%	2.8%	1.9%	3.4%
Tangible book value per common share, excl. AOCI	$150.70	$145.67	$140.35	$136.91
% change over prior quarter	3.5%	3.8%	2.5%	4.8%

(1) Refer to page 26 in this financial supplement for more details.

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Product Line

(in millions of U.S. dollars)

(Unaudited)

				Constant $	YTD	YTD		Constant $
	3Q-26	3Q-25	% Change	% Change	2026	2025	% Change	% Change
Net premiums written

Property and other short-tail lines	$2,335	$2,428	-3.8%	-4.3%	$7,288	$7,683	-5.1%	-7.1%
Commercial casualty	2,684	2,627	2.2%	2.1%	7,798	7,268	7.3%	6.1%
Financial lines	1,307	1,349	-3.2%	-3.5%	3,731	3,706	0.7%	-0.9%
Workers’ compensation	504	537	-6.2%	-6.2%	1,711	1,722	-0.6%	-0.6%
Commercial multiple peril (1)	489	462	5.9%	6.0%	1,480	1,359	8.9%	8.8%
Surety	249	203	22.3%	20.0%	716	628	13.9%	10.8%

Total Commercial P&C lines	7,568	7,606	-0.5%	-0.8%	22,724	22,366	1.6%	0.2%

Agriculture	1,532	1,458	5.1%	5.1%	2,619	2,467	6.2%	6.2%

Personal homeowners	1,568	1,473	6.4%	6.2%	4,481	4,151	8.0%	7.2%
Personal automobile	834	801	4.1%	1.0%	2,550	2,271	12.3%	6.7%
Personal other	506	447	13.2%	13.2%	1,596	1,433	11.3%	9.0%

Total Personal lines (2)	2,908	2,721	6.9%	5.8%	8,627	7,855	9.8%	7.4%

Global A&H - P&C	888	845	5.2%	5.9%	2,693	2,474	8.9%	6.0%

Reinsurance lines	287	304	-5.6%	-5.6%	1,004	1,092	-8.1%	-8.2%

Total P&C	$13,183	$12,934	1.9%	1.6%	$37,667	$36,254	3.9%	2.3%

Life Insurance	1,960	1,932	1.4%	3.7%	6,186	5,454	13.4%	13.2%

Total Consolidated	$15,143	$14,866	1.9%	1.8%	$43,853	$41,708	5.1%	3.7%

(1) Commercial multiple peril represents retail package business (property and general liability).

(2) For purposes of this schedule only, certain 2025 Personal lines results have been reclassified among Personal lines categories to align with current-year reporting. This reclassification did not impact total Personal lines results.

Product Line	Page 6

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Three months ended September 30, 2026
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Q3 2026	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$5,512	$1,909	$1,532	$3,943	$287	$-	$13,183	$1,960	$15,143
% of total net premiums written	36%	13%	10%	26%	2%	0%	87%	13%	100%
Net premiums earned	5,222	1,846	1,559	4,053	287	-	12,967	1,957	14,924
Adjusted losses and loss expenses	3,422	668	1,306	1,910	130	51	7,487	34	7,521
Adjusted policy benefits	-	-	-	124	-	-	124	1,355	1,479
Policy acquisition costs	750	359	84	1,085	93	-	2,371	368	2,739
Administrative expenses	333	87	2	383	9	110	924	202	1,126

Underwriting income (loss)	717	732	167	551	55	(161)	2,061	(2)	2,059
Adjusted net investment income	985	143	21	318	114	(14)	1,567	321	1,888
Other income (expense) - operating	(17)	(3)	(1)	(14)	-	(8)	(43)	52	9
Adjusted amortization expense of purchased intangibles	-	-	-	(15)	-	-	(15)	(2)	(17)

Segment income (loss)	$1,685	$872	$187	$840	$169	$(183)	$3,570	$369	$3,939

Combined ratio	86.3%	60.3%	89.3%	86.4%	80.7%		84.1%
CAY combined ratio ex Cats	82.1%	69.9%	89.0%	84.3%	78.7%		82.6%

	Three months ended September 30, 2025
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Q3 2025	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$5,663	$1,814	$1,458	$3,695	$304	$-	$12,934	$1,932	$14,866
% of total net premiums written	38%	12%	10%	25%	2%	0%	87%	13%	100%
Net premiums earned	5,080	1,741	1,495	3,803	315	-	12,434	1,925	14,359
Adjusted losses and loss expenses	3,083	713	1,224	1,707	139	61	6,927	31	6,958
Adjusted policy benefits	-	-	-	119	-	-	119	1,303	1,422
Policy acquisition costs	708	339	86	975	96	-	2,204	359	2,563
Administrative expenses	348	82	5	368	9	113	925	213	1,138

Underwriting income (loss)	941	607	180	634	71	(174)	2,259	19	2,278
Adjusted net investment income	978	123	20	288	100	(17)	1,492	284	1,776
Other income (expense) - operating	(10)	(1)	-	(8)	-	(3)	(22)	31	9
Adjusted amortization expense of purchased intangibles	-	-	-	(13)	-	-	(13)	(2)	(15)

Segment income (loss)	$1,909	$729	$200	$901	$171	$(194)	$3,716	$332	$4,048

Combined ratio	81.5%	65.1%	88.0%	83.3%	77.4%		81.8%
CAY combined ratio ex Cats	80.8%	72.1%	89.7%	84.4%	75.6%		82.5%

Consol Results - QTD	Page 7

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Nine months ended September 30, 2026
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
YTD 2026	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$16,001	$5,644	$2,619	$12,399	$1,004	$-	$37,667	$6,186	$43,853
% of total net premiums written	37%	13%	6%	28%	2%	0%	86%	14%	100%
Net premiums earned	15,584	5,409	2,389	11,817	912	-	36,111	6,159	42,270
Adjusted losses and loss expenses	10,014	2,493	1,885	5,271	388	224	20,275	84	20,359
Adjusted policy benefits	-	-	-	343	-	-	343	4,429	4,772
Policy acquisition costs	2,232	1,053	153	3,154	293	-	6,885	1,082	7,967
Administrative expenses	1,038	258	-	1,169	26	327	2,818	625	3,443

Underwriting income (loss)	2,300	1,605	351	1,880	205	(551)	5,790	(61)	5,729
Adjusted net investment income	2,938	420	68	931	332	(32)	4,657	949	5,606
Other income (expense) - operating	(46)	(9)	(3)	(26)	-	(24)	(108)	148	40
Adjusted amortization expense of purchased intangibles	-	-	-	(43)	-	-	(43)	(8)	(51)

Segment income (loss)	$5,192	$2,016	$416	$2,742	$537	$(607)	$10,296	$1,028	$11,324

Combined ratio	85.2%	70.3%	85.3%	84.1%	77.5%		84.0%
CAY combined ratio ex Cats	81.9%	70.4%	87.7%	85.0%	76.3%		82.3%

	Nine months ended September 30, 2025
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
YTD 2025	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$16,173	$5,304	$2,467	$11,218	$1,092	$-	$36,254	$5,454	$41,708
% of total net premiums written	38%	13%	6%	27%	3%	0%	87%	13%	100%
Net premiums earned	15,245	4,996	2,258	10,554	1,021	-	34,074	5,410	39,484
Adjusted losses and loss expenses	9,372	3,628	1,799	4,893	513	145	20,350	77	20,427
Adjusted policy benefits	-	-	-	361	-	-	361	3,715	4,076
Policy acquisition costs	2,132	1,001	151	2,725	294	-	6,303	988	7,291
Administrative expenses	1,049	251	9	1,067	29	324	2,729	614	3,343

Underwriting income (loss)	2,692	116	299	1,508	185	(469)	4,331	16	4,347
Adjusted net investment income	2,845	361	63	847	255	(67)	4,304	829	5,133
Other income (expense) - operating	(26)	(2)	(1)	(19)	-	(23)	(71)	103	32
Adjusted amortization expense of purchased intangibles	-	-	-	(39)	-	-	(39)	(7)	(46)

Segment income (loss)	$5,511	$475	$361	$2,297	$440	$(559)	$8,525	$941	$9,466

Combined ratio	82.3%	97.7%	86.8%	85.7%	81.9%		87.3%
CAY combined ratio ex Cats	81.1%	73.1%	88.7%	85.1%	74.5%		82.4%

Consol Results - YTD	Page 8

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

						YTD	YTD	Full Year
	3Q-26	2Q-26	1Q-26	4Q-25	3Q-25	2026	2025	2025
Gross premiums written	$6,446	$7,194	$5,890	$6,177	$6,652	$19,530	$19,386	$25,563
Net premiums written	5,512	5,594	4,895	5,107	5,663	16,001	16,173	21,280
Net premiums earned	5,222	5,214	5,148	5,136	5,080	15,584	15,245	20,381
Losses and loss expenses	3,422	3,372	3,220	2,941	3,083	10,014	9,372	12,313
Policy acquisition costs	750	730	752	759	708	2,232	2,132	2,891
Administrative expenses	333	351	354	345	348	1,038	1,049	1,394

Underwriting income	717	761	822	1,091	941	2,300	2,692	3,783
Adjusted net investment income	985	982	971	995	978	2,938	2,845	3,840
Other income (expense) - operating	(17)	(15)	(14)	(33)	(10)	(46)	(26)	(59)

Segment income	$1,685	$1,728	$1,779	$2,053	$1,909	$5,192	$5,511	$7,564

CAY underwriting income ex Cats	$940	$952	$935	$1,045	$987	$2,827	$2,901	$3,946

Combined ratio
Loss and loss expense ratio	65.5%	64.7%	62.5%	57.2%	60.7%	64.3%	61.5%	60.4%
Policy acquisition cost ratio	14.4%	14.0%	14.6%	14.8%	13.9%	14.2%	14.0%	14.2%
Administrative expense ratio	6.4%	6.7%	6.9%	6.8%	6.9%	6.7%	6.8%	6.8%

Combined ratio	86.3%	85.4%	84.0%	78.8%	81.5%	85.2%	82.3%	81.4%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	61.4%	61.1%	60.4%	58.6%	60.4%	60.9%	60.3%	59.9%
CAY policy acquisition cost and administrative expense ratio ex Cats	20.7%	20.7%	21.4%	21.3%	20.4%	21.0%	20.8%	20.9%

CAY combined ratio ex Cats	82.1%	81.8%	81.8%	79.9%	80.8%	81.9%	81.1%	80.8%

Net catastrophe losses - pre-tax	$237	$302	$202	$129	$72	$741	$455	$584
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(14)	$(111)	$(89)	$(175)	$(26)	$(214)	$(246)	$(421)

% Change versus prior year period
Net premiums written	-2.7%	-2.3%	2.3%	4.3%	2.9%	-1.1%	3.1%	3.4%
Net premiums earned	2.8%	0.7%	3.2%	0.4%	-0.6%	2.2%	2.4%	1.9%

Other ratios
Net premiums written/gross premiums written	86%	78%	83%	83%	85%	82%	83%	83%

Production by Size - Net premiums written (1)
Major Accounts & Specialty	$3,210	$3,257	$2,772	$3,003	$3,379	$9,239	$9,688	$12,691
Commercial	2,302	2,337	2,123	2,104	2,284	6,762	6,485	8,589

Total	$5,512	$5,594	$4,895	$5,107	$5,663	$16,001	$16,173	$21,280

(1) Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 9

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

						YTD	YTD	Full Year
	3Q-26	2Q-26	1Q-26	4Q-25	3Q-25	2026	2025	2025

Gross premiums written	$2,182	$2,315	$1,934	$1,984	$2,078	$6,431	$6,126	$8,110
Net premiums written	1,909	2,054	1,681	1,720	1,814	5,644	5,304	7,024
Net premiums earned	1,846	1,817	1,746	1,767	1,741	5,409	4,996	6,763
Losses and loss expenses	668	791	1,034	889	713	2,493	3,628	4,517
Policy acquisition costs	359	347	347	336	339	1,053	1,001	1,337
Administrative expenses	87	86	85	85	82	258	251	336

Underwriting income	732	593	280	457	607	1,605	116	573
Net investment income	143	140	137	125	123	420	361	486
Other income (expense) - operating	(3)	(3)	(3)	(1)	(1)	(9)	(2)	(3)

Segment income	$872	$730	$414	$581	$729	$2,016	$475	$1,056

CAY underwriting income ex Cats	$556	$546	$501	$533	$486	$1,603	$1,358	$1,891

Combined ratio
Loss and loss expense ratio	36.2%	43.5%	59.3%	50.4%	41.0%	46.1%	72.6%	66.8%
Policy acquisition cost ratio	19.4%	19.1%	19.9%	18.9%	19.4%	19.4%	20.1%	19.7%
Administrative expense ratio	4.7%	4.7%	4.8%	4.8%	4.7%	4.8%	5.0%	5.0%

Combined ratio	60.3%	67.3%	84.0%	74.1%	65.1%	70.3%	97.7%	91.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	45.8%	46.1%	46.6%	46.2%	48.0%	46.2%	48.3%	47.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	24.1%	23.8%	24.7%	23.7%	24.1%	24.2%	24.8%	24.6%

CAY combined ratio ex Cats	69.9%	69.9%	71.3%	69.9%	72.1%	70.4%	73.1%	72.3%

Net catastrophe losses - pre-tax	$203	$126	$222	$76	$161	$551	$1,645	$1,721
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(379)	$(173)	$(1)	$-	$(282)	$(553)	$(403)	$(403)

% Change versus prior year period
Net premiums written	5.3%	6.0%	8.3%	6.1%	8.1%	6.4%	8.0%	7.5%
Net premiums earned	6.0%	8.1%	10.9%	8.5%	10.5%	8.3%	9.6%	9.3%

Other ratios
Net premiums written/gross premiums written	88%	89%	87%	87%	87%	88%	87%	87%

NA Personal	Page 10

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

						YTD	YTD	Full Year
	3Q-26	2Q-26	1Q-26	4Q-25	3Q-25	2026	2025	2025
Gross premiums written	$2,598	$1,112	$501	$607	$2,516	$4,211	$4,060	$4,667
Net premiums written	1,532	776	311	459	1,458	2,619	2,467	2,926
Net premiums earned	1,559	641	189	661	1,495	2,389	2,258	2,919
Adjusted losses and loss expenses	1,306	526	53	440	1,224	1,885	1,799	2,239
Policy acquisition costs	84	45	24	18	86	153	151	169
Administrative expenses	2	4	(6)	(15)	5	-	9	(6)

Underwriting income	167	66	118	218	180	351	299	517
Net investment income	21	21	26	23	20	68	63	86
Other income (expense) - operating	(1)	(2)	-	(1)	-	(3)	(1)	(2)

Segment income	$187	$85	$144	$240	$200	$416	$361	$601

CAY underwriting income ex Cats	$170	$80	$42	$164	$154	$292	$256	$420

Combined ratio
Loss and loss expense ratio	83.8%	82.0%	27.9%	66.5%	81.9%	78.9%	79.7%	76.7%
Policy acquisition cost ratio	5.3%	7.2%	12.6%	2.8%	5.8%	6.4%	6.7%	5.8%
Administrative expense ratio	0.2%	0.5%	-3.0%	-2.3%	0.3%	0.0%	0.4%	-0.2%

Combined ratio	89.3%	89.7%	37.5%	67.0%	88.0%	85.3%	86.8%	82.3%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	83.5%	80.0%	68.0%	66.2%	83.6%	81.3%	81.5%	78.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	5.5%	7.6%	9.6%	3.8%	6.1%	6.4%	7.2%	6.5%

CAY combined ratio ex Cats	89.0%	87.6%	77.6%	70.0%	89.7%	87.7%	88.7%	85.0%

Net catastrophe losses - pre-tax	$5	$14	$4	$4	$4	$23	$20	$24
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(2)	$-	$(80)	$(58)	$(30)	$(82)	$(63)	$(121)

% Change versus prior year period
Net premiums written	5.1%	6.0%	12.7%	45.1%	5.6%	6.2%	3.4%	8.2%
Net premiums earned	4.3%	7.2%	14.6%	24.0%	5.4%	5.8%	3.9%	7.9%

Other ratios
Net premiums written/gross premiums written	59%	70%	62%	76%	58%	62%	61%	63%

NA Agriculture	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

						YTD	YTD	Full Year
	3Q-26	2Q-26	1Q-26	4Q-25	3Q-25	2026	2025	2025
Gross premiums written	$4,806	$4,903	$5,478	$4,608	$4,496	$15,187	$13,988	$18,596
Net premiums written	3,943	3,990	4,466	3,806	3,695	12,399	11,218	15,024
Net premiums earned	4,053	3,984	3,780	3,820	3,803	11,817	10,554	14,374
Losses and loss expenses	1,910	1,709	1,652	1,696	1,707	5,271	4,893	6,589
Policy benefits	124	106	113	109	119	343	361	470
Policy acquisition costs	1,085	1,060	1,009	999	975	3,154	2,725	3,724
Administrative expenses	383	399	387	368	368	1,169	1,067	1,435

Underwriting income	551	710	619	648	634	1,880	1,508	2,156
Adjusted net investment income	318	313	300	292	288	931	847	1,139
Other income (expense) - operating	(14)	(6)	(6)	(31)	(8)	(26)	(19)	(50)
Adjusted amortization expense of purchased intangibles	(15)	(14)	(14)	(13)	(13)	(43)	(39)	(52)

Segment income	$840	$1,003	$899	$896	$901	$2,742	$2,297	$3,193

CAY underwriting income ex Cats	$638	$589	$552	$615	$592	$1,779	$1,575	$2,190

Combined ratio
Loss and loss expense ratio	50.2%	45.6%	46.7%	47.3%	48.0%	47.5%	49.8%	49.1%
Policy acquisition cost ratio	26.8%	26.6%	26.7%	26.1%	25.6%	26.7%	25.8%	25.9%
Administrative expense ratio	9.4%	10.0%	10.2%	9.6%	9.7%	9.9%	10.1%	10.0%

Combined ratio	86.4%	82.2%	83.6%	83.0%	83.3%	84.1%	85.7%	85.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	48.2%	48.7%	48.6%	48.4%	49.1%	48.5%	49.2%	49.0%
CAY policy acquisition cost and administrative expense ratio ex Cats	36.1%	36.5%	36.8%	35.6%	35.3%	36.5%	35.9%	35.8%

CAY combined ratio ex Cats	84.3%	85.2%	85.4%	84.0%	84.4%	85.0%	85.1%	84.8%

Net catastrophe losses - pre-tax	$249	$25	$64	$156	$42	$338	$349	$505
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(162)	$(146)	$(131)	$(189)	$(84)	$(439)	$(282)	$(471)

% Change versus prior year period
Net premiums written	6.7%	10.2%	14.4%	10.8%	9.7%	10.5%	6.5%	7.5%
Net premiums written - Commercial	6.3%	8.8%	10.8%	5.6%	5.8%	8.7%	5.1%	5.2%
Net premiums written - Consumer	7.2%	12.1%	20.5%	18.7%	15.5%	13.1%	8.6%	11.0%
Net premiums earned	6.6%	12.5%	17.8%	11.3%	11.2%	12.0%	5.9%	7.3%

Net premiums written constant $	5.2%	4.8%	6.1%	8.1%	7.4%	5.4%	8.0%	8.0%
Net premiums written - Commercial	4.9%	3.9%	3.1%	3.3%	3.9%	3.9%	6.0%	5.3%
Net premiums written - Consumer	5.5%	5.8%	11.1%	15.4%	12.6%	7.5%	10.9%	12.0%
Net premiums earned constant $	5.6%	6.7%	9.6%	8.4%	8.4%	7.2%	7.0%	7.4%

Other ratios: Net premiums written/gross premiums written	82%	81%	82%	83%	82%	82%	80%	81%

Production by Region - Net premiums written	3Q-26	3Q-25	% Change	Constant $ % Change	YTD 2026	YTD 2025	% Change	Constant $ % Change
Europe, Middle East and Africa	$1,508	$1,412	6.8%	7.5%	$5,353	$4,875	9.8%	4.8%
Latin America	866	775	11.7%	5.5%	2,592	2,254	15.0%	6.2%
Asia	1,569	1,462	7.5%	6.3%	4,386	3,976	10.4%	7.0%
Other (1)	-	46	NM	NM	68	113	-41.0%	-42.3%

Total	$3,943	$3,695	6.7%	5.2%	$12,399	$11,218	10.5%	5.4%

(1) Includes the international supplemental A&H run-off business of Combined Insurance and other international operations.

Overseas General Insurance	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

	3Q-26	2Q-26	1Q-26	4Q-25	3Q-25	YTD 2026	YTD 2025	Full Year 2025
Gross premiums written	$312	$429	$403	$236	$332	$1,144	$1,251	$1,487
Net premiums written	287	354	363	217	304	1,004	1,092	1,309
Net premiums earned	287	299	326	332	315	912	1,021	1,353
Losses and loss expenses	130	121	137	127	139	388	513	640
Policy acquisition costs	93	98	102	102	96	293	294	396
Administrative expenses	9	8	9	8	9	26	29	37

Underwriting income	55	72	78	95	71	205	185	280
Adjusted net investment income	114	110	108	99	100	332	255	354

Segment income	$169	$182	$186	$194	$171	$537	$440	$634

CAY underwriting income ex Cats	$61	$69	$86	$87	$77	$216	$257	$344

Combined ratio
Loss and loss expense ratio	45.2%	40.6%	41.9%	38.5%	43.8%	42.5%	50.1%	47.3%
Policy acquisition cost ratio	32.4%	32.7%	31.3%	30.9%	30.5%	32.1%	28.8%	29.3%
Administrative expense ratio	3.1%	2.8%	2.8%	2.2%	3.1%	2.9%	3.0%	2.7%

Combined ratio	80.7%	76.1%	76.0%	71.6%	77.4%	77.5%	81.9%	79.3%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	42.1%	42.1%	40.1%	41.4%	42.0%	41.4%	42.3%	42.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	36.6%	34.8%	33.6%	32.5%	33.6%	34.9%	32.2%	32.2%

CAY combined ratio ex Cats	78.7%	76.9%	73.7%	73.9%	75.6%	76.3%	74.5%	74.3%

Net catastrophe losses - pre-tax	$11	$8	$8	$-	$6	$27	$87	$87
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(5)	$(11)	$-	$(8)	$-	$(16)	$(15)	$(23)

% Change versus prior year period
Net premiums written	-5.6%	-6.7%	-11.2%	-3.9%	-13.5%	-8.1%	-2.6%	-2.8%
Net premiums earned	-8.9%	-11.5%	-11.4%	3.2%	-0.5%	-10.7%	7.4%	6.4%

Net premiums written constant $	-5.6%	-6.7%	-11.7%	-4.2%	-13.8%	-8.2%	-2.7%	-3.0%
Net premiums earned constant $	-8.6%	-11.5%	-12.1%	2.9%	-0.9%	-10.8%	7.3%	6.2%

Other ratios
Net premiums written/gross premiums written	92%	83%	90%	91%	92%	88%	87%	88%

Global Reinsurance	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

	3Q-26	2Q-26	1Q-26	4Q-25	3Q-25	YTD 2026	YTD 2025	Full Year 2025

Gross premiums written	$2,015	$1,994	$2,345	$1,884	$1,995	$6,354	$5,639	$7,523

Net premiums written	1,960	1,937	2,289	1,825	1,932	6,186	5,454	7,279

Net premiums earned	1,957	1,934	2,268	1,814	1,925	6,159	5,410	7,224

Losses and loss expenses	34	22	28	32	31	84	77	109

Adjusted policy benefits	1,355	1,374	1,700	1,246	1,303	4,429	3,715	4,961

Policy acquisition costs	368	352	362	342	359	1,082	988	1,330

Administrative expenses	202	213	210	222	213	625	614	836

Adjusted net investment income	321	323	305	298	284	949	829	1,127

Other income (expense) - operating (1)	52	45	51	62	31	148	103	165

Adjusted amortization expense of purchased intangibles	(2)	(3)	(3)	(4)	(2)	(8)	(7)	(11)

Segment income	$369	$338	$321	$328	$332	$1,028	$941	$1,269

% Change versus prior year period

Net premiums written	1.4%	7.5%	33.1%	16.9%	24.6%	13.4%	14.5%	15.1%

Net premiums earned	1.7%	8.1%	33.7%	15.9%	25.8%	13.9%	14.9%	15.1%

Net premiums written constant $	3.7%	6.3%	30.8%	18.3%	23.5%	13.2%	17.0%	17.3%

Net premiums earned constant $	3.9%	6.8%	31.5%	17.3%	24.7%	13.7%	17.5%	17.4%

International life insurance net premiums written and deposits breakdown (excludes Chubb Benefits and Life reinsurance businesses):

	3Q-26	3Q-25	% Change	Constant $ % Change	YTD 2026	YTD 2025	% Change	Constant $ % Change
International life insurance net premiums written (2)	$1,604	$1,613	-0.6%	2.0%	$5,140	$4,533	13.4%	13.2%
International life insurance deposits (3)	837	496	68.7%	72.2%	2,301	1,769	30.1%	28.3%

Total international life insurance net premiums written and deposits	$2,441	$2,109	15.7%	18.6%	$7,441	$6,302	18.1%	17.5%

International life insurance segment income	$277	$260	7.0%	10.9%	$822	$743	10.8%	11.8%

(1) Includes non-premium revenue and expenses unrelated to our core insurance operations from the management of third-party assets by Huatai’s asset management businesses.

(2) Q3 2025 includes a favorable one-time large transaction of $126 million. Excluding the transaction, net premiums written in the current quarter were up 7.9%, or 10.8% on a constant dollar basis.

(3) Includes deposits collected on universal life and investment contracts. Consistent with U.S. GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 14

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

	3Q-26	2Q-26	1Q-26	4Q-25	3Q-25	YTD 2026	YTD 2025	Full Year 2025

Adjusted loss and loss expenses	$51	$158	$15	$164	$61	$224	$145	$309
Administrative expenses	110	107	110	148	113	327	324	472

Underwriting loss	(161)	(265)	(125)	(312)	(174)	(551)	(469)	(781)

Adjusted net investment income	(14)	(9)	(9)	(18)	(17)	(32)	(67)	(85)

Other income (expense) - operating	(8)	(7)	(9)	(14)	(3)	(24)	(23)	(37)

Adjusted interest expense	(210)	(205)	(203)	(210)	(203)	(618)	(575)	(785)
Amortization of fair value adjustments of acquired invested assets, long-term debt, and purchased intangibles other than long-term distribution agreements	(51)	(53)	(53)	(56)	(55)	(157)	(169)	(225)

Integration expenses and severance	(11)	(8)	(9)	(76)	(1)	(28)	(3)	(79)
Adjusted net realized gains (losses)	(200)	100	(356)	201	247	(456)	806	1,007
Market risk benefits gains (losses)	(65)	5	14	(37)	(142)	(46)	(251)	(288)
Income tax expense	(666)	(742)	(646)	(597)	(787)	(2,054)	(1,825)	(2,422)
Less: NCI income (loss)	(108)	28	27	(37)	306	(53)	349	312

Net loss	$(1,278)	$(1,212)	$(1,423)	$(1,082)	$(1,441)	$(3,913)	$(2,925)	$(4,007)

Unfavorable (favorable) prior period development (PPD) - pre-tax	$51	$158	$15	$162	$61	$224	$144	$306

Corporate	Page 15

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio

Balance at December 31, 2024	$84,004	$17,734	$66,270
Losses and loss expenses incurred	8,654	1,758	6,896
Losses and loss expenses paid	(7,466)	(1,462)	(6,004)	87%
Other (incl. foreign exch. revaluation)	279	51	228

Balance at March 31, 2025	$85,471	$18,081	$67,390
Losses and loss expenses incurred	7,661	1,089	6,572
Losses and loss expenses paid	(7,620)	(1,682)	(5,938)	90%
Other (incl. foreign exch. revaluation)	864	203	661

Balance at June 30, 2025	$86,376	$17,691	$68,685
Losses and loss expenses incurred	8,827	1,876	6,951
Losses and loss expenses paid	(6,934)	(1,190)	(5,744)	83%
Other (incl. foreign exch. revaluation)	170	44	126

Balance at September 30, 2025	$88,439	$18,421	$70,018
Losses and loss expenses incurred	8,168	1,887	6,281
Losses and loss expenses paid	(8,555)	(1,948)	(6,607)	105%
Other (incl. foreign exch. revaluation)	(34)	(14)	(20)

Balance at December 31, 2025	$88,018	$18,346	$69,672
Losses and loss expenses incurred	7,481	1,350	6,131
Losses and loss expenses paid	(6,822)	(1,491)	(5,331)	87%
Other (incl. foreign exch. revaluation)	238	48	190

Balance at March 31, 2026	$88,915	$18,253	$70,662
Losses and loss expenses incurred	8,114	1,423	6,691
Losses and loss expenses paid	(7,221)	(1,199)	(6,022)	90%
Other (incl. foreign exch. revaluation)	(139)	(24)	(115)

Balance at June 30, 2026	$89,669	$18,453	$71,216
Losses and loss expenses incurred	9,499	1,973	7,526
Losses and loss expenses paid	(7,640)	(1,588)	(6,052)	80%
Other (incl. foreign exch. revaluation)	301	81	220

Balance at September 30, 2026	$91,829	$18,919	$72,910
Add net recoverable on paid losses	-	1,692	(1,692)

Balance including net recoverable on paid losses	$91,829	$20,611	$71,218

Loss Reserve Rollforward	Page 16

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	September 30	June 30	March 31	December 31
	2026	2026	2026	2025
Reinsurance recoverable on paid losses and loss expenses

Active operations	$1,290	$1,421	$1,484	$1,570

Brandywine and Other Run-off	451	461	486	494

Total	$1,741	$1,882	$1,970	$2,064

Reinsurance recoverable on unpaid losses and loss expenses

Active operations	$18,091	$17,644	$17,445	$17,503

Brandywine and Other Run-off	1,111	1,082	1,064	1,091

Total	$19,202	$18,726	$18,509	$18,594

Gross reinsurance recoverable

Active operations	$19,381	$19,065	$18,929	$19,073

Brandywine and Other Run-off	1,562	1,543	1,550	1,585

Total	$20,943	$20,608	$20,479	$20,658

Provision for uncollectible reinsurance (1)

Active operations	$(233)	$(229)	$(225)	$(229)

Brandywine and Other Run-off	(99)	(95)	(95)	(91)

Total	$(332)	$(324)	$(320)	$(320)

Net reinsurance recoverable

Active operations	$19,148	$18,836	$18,704	$18,844

Brandywine and Other Run-off	1,463	1,448	1,455	1,494

Total	$20,611	$20,284	$20,159	$20,338

(1) The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.7 billion.

Reinsurance Recoverable	Page 17

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	September 30		June 30		March 31		December 31
	2026		2026		2026		2025
Market Value

Fixed maturities available for sale	$125,804		$125,518		$123,433		$122,680

Other investments-fixed maturities	7,495		7,763		8,433		8,091

Short-term investments	5,293		5,458		5,067		4,840

Total fixed maturities	$138,592		$138,739		$136,933		$135,611

Asset Allocation by Market Value

U.S. and local government securities	$3,387	2%	$3,594	3%	$3,697	3%	$3,714	3%

Corporate and asset-backed securities	47,142	34%	47,927	35%	47,832	35%	47,886	35%

Mortgage-backed securities	32,809	24%	32,625	23%	31,322	23%	30,724	23%

Non-U.S.	49,961	36%	49,135	35%	49,015	35%	48,447	35%

Short-term investments	5,293	4%	5,458	4%	5,067	4%	4,840	4%

Total fixed maturities	$138,592	100%	$138,739	100%	$136,933	100%	$135,611	100%

Credit Quality by Market Value

AAA	$13,218	10%	$13,542	10%	$13,258	10%	$13,313	10%

AA	42,527	31%	42,512	31%	41,208	30%	40,720	30%

A	37,099	26%	36,488	26%	36,350	27%	35,184	26%

BBB	25,712	19%	25,882	19%	24,376	18%	23,584	17%

BB	11,553	8%	11,782	8%	12,576	9%	12,948	10%

B	8,115	6%	8,258	6%	8,766	6%	9,469	7%

Other	368	0%	275	0%	399	0%	393	0%

Total fixed maturities	$138,592	100%	$138,739	100%	$136,933	100%	$135,611	100%

Cost/Amortized Cost, net

Fixed maturities available for sale	$134,093		$128,980		$127,251		$124,674

Other investments-fixed maturities	7,495		7,763		8,433		8,091

Short-term investments	5,295		5,459		5,067		4,840

Subtotal fixed maturities (1)	146,883		142,202		140,751		137,605

Equity securities	10,760		11,014		10,916		10,801

Private debt held-for-investment (1)	2,261		2,252		2,477		2,411

Private equities and other	20,894		20,644		19,869		19,897

Total investment portfolio	$180,798		$176,112		$174,013		$170,714

Avg. duration of fixed maturities (2)	5.0 years		4.8 years		4.7 years		4.7 years

Avg. market yield of fixed income investments (3)	6.2%		5.5%		5.5%		5.2%

Avg. credit quality	A/A		A/A		A/A		A/A

Avg. book yield of fixed income investments (3)	5.2%		5.1%		5.1%		5.1%

(1) Net of valuation allowance for expected credit losses.

(2) Excludes Huatai.

(3) Includes fixed maturities and other debt investments and excludes Huatai.

Investments	Page 18

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Market Value at September 30, 2026

Agency residential mortgage-backed securities (RMBS)	$52	$29,111	$-	$-	$-	$29,163

Non-agency RMBS	2,294	204	175	36	7	2,716

Commercial mortgage-backed securities	782	102	41	3	2	930

Total mortgage-backed securities at market value	$3,128	$29,417	$216	$39	$9	$32,809

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at September 30, 2026		S&P Credit Rating
		Investment Grade
		AAA	AA	A	BBB	Total

Asset-backed		$3,619	$776	$323	$275	$4,993

Banks		-	9	3,090	1,529	4,628

Basic Materials		-	-	108	227	335

Communications		-	478	605	1,412	2,495

Consumer, Cyclical		8	146	787	1,145	2,086

Consumer, Non-Cyclical		91	604	3,043	2,110	5,848

Diversified Financial Services		-	115	596	265	976

Energy		-	88	605	1,622	2,315

Industrial		-	8	644	1,462	2,114

Utilities		289	12	1,877	1,647	3,825

All Others		88	340	1,403	1,752	3,583

Total		$4,095	$2,576	$13,081	$13,446	$33,198

Market Value at September 30, 2026			S&P Credit Rating
			Below Investment Grade
			BB	B	CCC	Total

Asset-backed			$14	$110	$1	$125
Banks			-	-	-	-
Basic Materials			384	299	7	690
Communications			535	627	28	1,190
Consumer, Cyclical			1,492	906	36	2,434
Consumer, Non-Cyclical			1,453	1,239	45	2,737
Diversified Financial Services			435	299	5	739
Energy			812	512	-	1,324
Industrial			1,170	718	53	1,941
Utilities			335	206	-	541
All Others			936	1,175	112	2,223

Total			$7,566	$6,091	$287	$13,944

Investments 2	Page 19

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

September 30, 2026

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

People’s Republic of China	$-	$168	$2,832	$-	$-	$3,000

Republic of Korea	-	1,684	-	-	-	1,684

Kingdom of Thailand	-	-	1,005	-	-	1,005

Canada	861	-	-	-	-	861

United Mexican States	-	-	-	809	-	809

Taiwan	-	683	-	-	-	683

Commonwealth of Australia	674	-	-	-	-	674

Federative Republic of Brazil	-	-	-	-	664	664

Province of Hunan China	-	-	589	-	-	589

United Kingdom	-	581	-	-	-	581

Other Non-U.S. Government Securities	685	2,140	3,138	1,209	1,551	8,723

Total	$2,220	$5,256	$7,564	$2,018	$2,215	$19,273

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

China	$-	$-	$7,152	$706	$11	$7,869

United Kingdom	2	16	1,253	1,156	431	2,858

Canada	241	64	1,134	904	412	2,755

France	4	3	927	852	275	2,061

United States (1)	-	140	396	677	415	1,628

South Korea	-	507	407	565	1	1,480

Australia	40	288	480	537	27	1,372

Japan	-	1	804	370	98	1,273

Chile	-	-	206	493	3	702

Germany	45	79	165	331	75	695

Other Non-U.S. Corporate Securities	535	756	1,843	3,234	1,627	7,995

Total	$867	$1,854	$14,767	$9,825	$3,375	$30,688

(1) Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 20

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	September 30, 2026	Market Value	Rating

1	Bank of America Corp	$824	A-

2	Morgan Stanley	711	A-

3	JP Morgan Chase & Co	684	A

4	Goldman Sachs Group Inc	548	BBB+

5	Wells Fargo & Co	530	BBB+

6	Citigroup Inc	496	BBB+

7	AT&T Inc	394	BBB

8	Verizon Communications Inc	388	BBB+

9	T-Mobile USA Inc	387	BBB+

10	Sempra	379	BBB

Investments 4	Page 21

Chubb Limited

Chubb Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended September 30, 2026
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$151	$(54)	$97	$(4,846)	$371	$(4,475)	$(4,695)	$317	$(4,378)
Public equity:
Realized gains (losses) on sales	25	(3)	22	-	-	-	25	(3)	22
Mark-to-market	(325)	51	(274)	-	-	-	(325)	51	(274)
Private equity: Mark-to-market	175	(26)	149	-	-	-	175	(26)	149

Total investment portfolio	26	(32)	(6)	(4,846)	371	(4,475)	(4,820)	339	(4,481)
Foreign exchange	(112)	24	(88)	599	40	639	487	64	551
Partially-owned entities (2)	-	1	1	-	-	-	-	1	1
Current discount rate on future policy benefits	-	-	-	322	(51)	271	322	(51)	271
Instrument-specific credit risk - market risk benefits	-	-	-	-	-	-	-	-	-
Other	(2)	1	(1)	7	(1)	6	5	-	5

Net gains (losses)	$(88)	$(6)	$(94)	$(3,918)	$359	$(3,559)	$(4,006)	$353	$(3,653)

(1) The quarter includes pre-tax realized gains on investment derivatives of $233 million, a net increase of the valuation allowance of expected credit losses of $5 million, and impairments of $15 million.

(2) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Three months ended September 30, 2025
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (3)	$(154)	$65	$(89)	$884	$(52)	$832	$730	$13	$743
Public equity:
Realized gains (losses) on sales	53	(14)	39	-	-	-	53	(14)	39
Mark-to-market	197	(69)	128	-	-	-	197	(69)	128
Private equity: Mark-to-market	(36)	10	(26)	-	-	-	(36)	10	(26)

Total investment portfolio	60	(8)	52	884	(52)	832	944	(60)	884
Foreign exchange	(115)	14	(101)	79	(17)	62	(36)	(3)	(39)
Partially-owned entities (4)	1	-	1	-	-	-	1	-	1
Current discount rate on future policy benefits	-	-	-	258	26	284	258	26	284
Instrument-specific credit risk - market risk benefits	-	-	-	(9)	2	(7)	(9)	2	(7)
Other	-	-	-	(6)	1	(5)	(6)	1	(5)

Net gains (losses)	$(54)	$6	$(48)	$1,206	$(40)	$1,166	$1,152	$(34)	$1,118

(3) The quarter includes pre-tax realized losses on investment derivatives of $84 million, a net decrease of the valuation allowance of expected credit losses of $22 million, and impairments of $22 million.

(4) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 22

Chubb Limited

Chubb Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Nine months ended September 30, 2026

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(196)	$8	$(188)	$(6,320)	$560	$(5,760)	$(6,516)	$568	$(5,948)
Public equity:
Realized gains (losses) on sales	159	(20)	139	-	-	-	159	(20)	139
Mark-to-market	(501)	76	(425)	-	-	-	(501)	76	(425)
Private equity: Mark-to-market	307	(101)	206	-	-	-	307	(101)	206

Total investment portfolio	(231)	(37)	(268)	(6,320)	560	(5,760)	(6,551)	523	(6,028)
Foreign exchange	(137)	25	(112)	711	44	755	574	69	643
Partially-owned entities (2)	(4)	1	(3)	-	-	-	(4)	1	(3)
Current discount rate on future policy benefits	-	-	-	571	(120)	451	571	(120)	451
Instrument-specific credit risk - market risk benefits	-	-	-	13	(2)	11	13	(2)	11
Other	(18)	5	(13)	40	(9)	31	22	(4)	18

Net gains (losses)	$(390)	$(6)	$(396)	$(4,985)	$473	$(4,512)	$(5,375)	$467	$(4,908)

(1) Year to date includes pre-tax realized gains on investment derivatives of $63 million, a net increase of the valuation allowance of expected credit losses of $1 million, and impairments of $72 million.

(2) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Nine months ended September 30, 2025

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (3)	$(140)	$63	$(77)	$2,775	$(163)	$2,612	$2,635	$(100)	$2,535
Public equity:
Realized gains (losses) on sales	70	(20)	50	-	-	-	70	(20)	50
Mark-to-market	357	(89)	268	-	-	-	357	(89)	268
Private equity: Mark-to-market	466	(67)	399	-	-	-	466	(67)	399

Total investment portfolio	753	(113)	640	2,775	(163)	2,612	3,528	(276)	3,252
Foreign exchange	(269)	64	(205)	1,194	(26)	1,168	925	38	963
Partially-owned entities (4)	2	-	2	-	-	-	2	-	2
Current discount rate on future policy benefits	-	-	-	30	47	77	30	47	77
Instrument-specific credit risk - market risk benefits	-	-	-	(4)	1	(3)	(4)	1	(3)
Other	(11)	2	(9)	(127)	25	(102)	(138)	27	(111)

Net gains (losses)	$475	$(47)	$428	$3,868	$(116)	$3,752	$4,343	$(163)	$4,180

(3) Year to date includes pre-tax realized gains on investment derivatives of $46 million, a net decrease of the valuation allowance of expected credit losses of $21 million, and impairments of $34 million.

(4) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses) 2	Page 23

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	September 30	June 30	March 31	December 31	December 31
	2026	2026	2026	2025	2024

Financial debt:

Total short-term debt	$668	$663	$1,500	$1,499	$800

Total long-term debt (1)	17,990	17,452	15,970	15,728	14,379

Total financial debt	$18,658	$18,115	$17,470	$17,227	$15,179

Hybrid debt:

Total trust preferred securities	$309	$309	$309	$309	$309

Total subordinated debt (2)	119	118	116	113	110

Total hybrid debt	$428	$427	$425	$422	$419

Total	$19,086	$18,542	$17,895	$17,649	$15,598

Capitalization:

Chubb shareholders’ equity	$73,227	$75,372	$73,788	$73,757	$64,021

Hybrid debt	428	427	425	422	419

Financial debt	18,658	18,115	17,470	17,227	15,179

Total capitalization	$92,313	$93,914	$91,683	$91,406	$79,619

Less: Chubb unrealized gains (losses) on investments, net of deferred tax	(7,757)	(3,282)	(3,611)	(1,997)	(4,552)

Total adjusted capitalization	$100,070	$97,196	$95,294	$93,403	$84,171

Leverage ratios (based on total adjusted capital):

Hybrid debt	0.5%	0.5%	0.5%	0.4%	0.5%

Financial debt	18.6%	18.6%	18.3%	18.4%	18.0%

Total hybrid & financial debt	19.1%	19.1%	18.8%	18.8%	18.5%

(1) During Q3, the company issued CHF 400 million of senior unsecured notes (approximately $494 million) consisting of CHF 175 million in notes due 2029 and CHF 225 million in notes due 2033. The interest rates were 0.86% and 1.22%, respectively. The use of proceeds for these offerings was general corporate purposes, which may include the repayment and refinancing of debt.

(2) Capital Supplementary Bonds issued by Huatai Life. For purposes of calculating leverage ratios, Huatai debt is based on Chubb’s share (excluding non-controlling interest).

Debt and Capital	Page 24

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

					Year Ended
	Three months ended September 30		Nine months ended September 30		December 31
	2026	2025	2026	2025	2025

Numerator
Core operating income	$2,980	$3,048	$8,597	$7,106	$10,133
Amortization of fair value adjustments of acquired invested assets, long-term debt, and purchased intangibles other than long-term distribution agreements, pre-tax	(50)	(54)	(152)	(163)	(216)
Tax (expense) benefit on amortization adjustment	11	12	33	36	46
Integration expenses and severance, pre-tax	(11)	(1)	(28)	(3)	(78)
Tax (expense) benefit on integration expenses and severance	3	-	7	-	17
Adjusted net realized gains (losses), pre-tax	(88)	(54)	(390)	475	717
Tax (expense) benefit on adjusted net realized gains (losses)	(6)	6	(6)	(47)	60
Market risk benefits gains (losses), pre-tax	(65)	(142)	(46)	(251)	(288)
Tax (expense) benefit on market risk benefits gains (losses)	10	22	7	38	43
Amortization of deferred tax asset from Bermuda law	60	(36)	(4)	(91)	(124)

Chubb net income	$2,844	$2,801	$8,018	$7,100	$10,310

Rollforward of Common Shares Outstanding
Shares - beginning of period	385,634,049	398,660,788	391,101,227	400,703,663	400,703,663
Repurchase of shares	(3,419,780)	(4,436,315)	(9,927,161)	(8,121,824)	(11,986,574)
Shares issued (canceled), excluding option exercises	10,163	(33,632)	39,903	581,712	683,260
Issued for option exercises	305,637	133,597	1,316,100	1,160,887	1,700,878

Shares - end of period	382,530,069	394,324,438	382,530,069	394,324,438	391,101,227

Denominator
Weighted average shares outstanding (1)	385,554,748	397,336,568	387,800,016	399,289,363	397,611,884
Effect of other dilutive securities	3,816,275	3,532,323	4,034,183	3,902,807	3,901,454

Adj. wtd. avg. shares outstanding and assumed conversions	389,371,023	400,868,891	391,834,199	403,192,170	401,513,338

Basic earnings per share
Core operating income	$7.73	$7.67	$22.17	$17.80	$25.48
Amortization of fair value adjustments of acquired invested assets, long-term debt, and purchased intangibles other than long-term distribution agreements, net of tax	(0.10)	(0.10)	(0.30)	(0.32)	(0.43)
Integration expenses and severance, net of tax	(0.02)	-	(0.06)	(0.01)	(0.15)
Adjusted net realized gains (losses), net of tax	(0.24)	(0.13)	(1.02)	1.07	1.96
Market risk benefits gains (losses), net of tax	(0.14)	(0.30)	(0.10)	(0.53)	(0.62)
Amortization of deferred tax asset from Bermuda law	0.15	(0.09)	(0.01)	(0.23)	(0.31)

Chubb net income	$7.38	$7.05	$20.68	$17.78	$25.93

Diluted earnings per share
Core operating income	$7.66	$7.60	$21.94	$17.62	$25.24
Amortization of fair value adjustments of acquired invested assets, long-term debt, and purchased intangibles other than long-term distribution agreements, net of tax	(0.10)	(0.10)	(0.30)	(0.31)	(0.43)
Integration expenses and severance, net of tax	(0.02)	-	(0.05)	(0.01)	(0.15)
Adjusted net realized gains (losses), net of tax	(0.25)	(0.12)	(1.02)	1.06	1.94
Market risk benefits gains (losses), net of tax	(0.14)	(0.30)	(0.10)	(0.53)	(0.61)
Amortization of deferred tax asset from Bermuda law	0.15	(0.09)	(0.01)	(0.22)	(0.31)

Chubb net income	$7.30	$6.99	$20.46	$17.61	$25.68

(1) Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 25

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	September 30	June 30	March 31	December 31	September 30
	2026	2026	2026	2025	2025
Chubb shareholders’ equity	$73,227	$75,372	$73,788	$73,757	$71,855
Less: Chubb goodwill and other intangible assets, net of tax	24,661	24,495	24,584	24,391	24,485

Numerator for tangible book value per share	$48,566	$50,877	$49,204	$49,366	$47,370

Book value - % change over prior quarter	-2.8%	2.1%	0.0%	2.6%	3.5%
Tangible book value - % change over prior quarter	-4.5%	3.4%	-0.3%	4.2%	5.5%

Book value - % change over prior year	1.9%	8.6%	12.3%	15.2%	9.3%
Tangible book value - % change over prior year	2.5%	13.3%	17.8%	22.7%	14.5%

Denominator: shares outstanding	382,530,069	385,634,049	388,495,580	391,101,227	394,324,438

Book value per common share	$191.43	$195.45	$189.93	$188.59	$182.22
Tangible book value per common share	$126.96	$131.93	$126.65	$126.22	$120.13

Reconciliation of Book Value

Chubb shareholders’ equity, beginning of quarter	$75,372	$73,788	$73,757	$71,855	$69,395

Core operating income	2,980	2,885	2,732	3,027	3,048

Amortization of fair value adjustments of acquired invested assets, long-term debt, and purchased intangibles other than long-term distribution agreements	(39)	(39)	(41)	(43)	(42)

Integration expenses and severance	(8)	(6)	(7)	(58)	(1)

Adjusted net realized gains (losses) (1)	(94)	43	(345)	349	(48)

Market risk benefits gains (losses)	(55)	4	12	(32)	(120)

Amortization of deferred tax asset from Bermuda law	60	(33)	(31)	(33)	(36)

Net unrealized gains (losses) on investments	(4,475)	329	(1,614)	(68)	832

Repurchase of shares	(1,177)	(979)	(1,143)	(1,094)	(1,232)

Dividend declared on common shares	(393)	(395)	(380)	(381)	(385)

Cumulative translation gains (losses)	639	(237)	353	(274)	62

Postretirement benefit liability	(4)	(2)	(3)	153	(2)

Current discount rate on future policy benefits	271	(137)	317	149	284

Instrument-specific credit risk - market risk benefits	-	1	10	(4)	(7)

Other (2)	150	150	171	211	107

Chubb shareholders’ equity, end of quarter	$73,227	$75,372	$73,788	$73,757	$71,855

(1) Includes net realized gains (losses) related to unconsolidated entities.

(2) Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 26

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

P&C underwriting income (loss) excludes the Life Insurance segment and is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, integration expenses and severance, amortization of fair value adjustments of acquired invested assets and long-term debt, income tax expense, adjusted net realized gains (losses), and market risk benefits gains (losses).

P&C CAY underwriting income excluding catastrophe losses (Cats) is P&C underwriting income (loss) adjusted to exclude P&C Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD, as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits include gains and losses from fair value changes in separate account liabilities, as well as the offsetting movement in separate account assets that do not qualify for separate account reporting under U.S. GAAP, for purposes of reporting Life Insurance underwriting income. We view gains and losses from fair value changes in both non-qualified separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified from Other (income) expense to adjusted policy benefits. In addition, adjusted policy benefits includes the impact of realized gains and losses on underlying investments supporting the liabilities of certain participating policies for the portion that are shared with policyholders. These realized gains and losses on underlying investments have been reclassified from net realized gains (losses) to adjusted policy benefits. We believe this presentation better reflects the economics of the liabilities and the underlying investments supporting those liabilities.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from certain acquisitions, and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of 3% that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) as described below. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted net realized gains (losses), net of tax, includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives and realized gains and losses on underlying investments supporting the liabilities of certain participating policies related to the policyholders’ share of gains and losses.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) - operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities, other income (expense) from private equity partnerships, and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under U.S. GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) from private equity partnerships and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a U.S. GAAP basis.

P&C combined ratio excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses and policy benefits in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 30 - 33.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, PPD and expense adjustments on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from both losses and loss expenses and net premiums earned when calculating the ratios. We believe this measure provides a useful evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a useful comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of Chubb’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of Chubb’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess Chubb’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income relates only to Chubb income, which excludes noncontrolling interests. It excludes from Chubb net income the after-tax impact of adjusted net realized gains (losses), market risk benefits gains (losses), amortization of fair value adjustments of acquired invested assets, long-term debt, and purchased intangibles other than long-term distribution agreements, and other items described in this paragraph. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) and market risk benefits gains (losses) because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. In addition, we believe that amortization of certain fair value adjustments arising from the application of acquisition method accounting to acquired businesses does not represent the associated true economic costs and also affects comparability of our operating results to peers. We therefore exclude amortization expenses of fair value adjustments on purchased invested assets, long-term debt, and certain intangible assets acquired through business combinations (primarily agency distribution relationships and renewal rights); in contrast, amortization expenses associated with value of business acquired (VOBA) and unearned premium reserves (UPR) intangible assets are included in core operating income as they are generally comparable to underwriting expenses recognized by peers. We also exclude integration expenses, including legal and professional fees and all other costs directly related to acquisition integration activities, as well as severance expenses associated with transformation initiatives to enhance operational efficiency. These costs, as well as the amortization of fair value adjustments on purchased invested assets, long-term debt, and certain intangible assets acquired through business combinations, are not related to the ongoing activities of the individual segments and are therefore included in Corporate and excluded from our definition of segment income. We believe these integration expenses and severance are not indicative of our underlying profitability, and excluding these integration expenses and severance facilitates the comparison of our financial results to our historical operating results. Additionally, we exclude the amortization of the deferred tax asset related to the tax benefit from the Bermuda Economic Transition Adjustment, which we believe provides investors with a better view of our operating performance, enhances the understanding of the trends in the underlying business, improves comparability between periods and provides increased transparency. References to core operating income measures mean net of tax, whether or not noted.

Chubb core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses), tax expense (benefit) on market risk benefits gains (losses), tax expense (benefit) on amortization of fair value adjustments of acquired invested assets, long-term debt, and purchased intangibles other than long-term distribution agreements, tax expense (benefit) on integration expenses and severance, and the amortization of the deferred tax asset related to the tax benefit from the Bermuda Economic Transition Adjustment, all attributable to Chubb, divided by Chubb income before tax excluding adjusted net realized gains (losses) before tax, market risk benefit gains (losses) before tax, amortization of fair value adjustments of acquired invested assets, long-term debt, and purchased intangibles other than long-term distribution agreements before tax, and integration expenses and severance before tax, all attributable to Chubb. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the taxes on adjusted net realized gains (losses), market risk benefit gains (losses), amortization of the fair value adjustments related to acquired invested assets, long-term debt, and purchased intangibles other than long-term distribution agreements, integration expenses and severance, and the amortization of the deferred tax asset related to the tax benefit from the Bermuda Economic Transition Adjustment. Due to fluctuations in our income before taxes during the year, on a quarterly basis these exclusions may not annualize to the full year forecasted expense or (benefit), if applicable. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Tangible book value per common share is Chubb shareholders’ equity less Chubb goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per share and tangible book value per share excluding accumulated other comprehensive income (loss) (AOCI), excludes AOCI from the numerator because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates and foreign currency movement, to highlight underlying growth in book and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with U.S. GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Adjusted operating cash flow is Operating cash flow excluding the operating cash flow related to the net investing activities of Huatai’s asset management companies as it relates to the Consolidated Investment Products as required under consolidation accounting. Because these entities are investment companies, we are required to retain the investment company presentation in our consolidated results, which means we include the net investing activities of these entities in our operating cash flows. Chubb has elected to remove the impact of net investing activities of consolidated investment companies from our operating cash flow as they may distort a reader’s analysis of our underlying operating cash flow related to the core insurance company operations. These net investing activities are more appropriately classified outside of operating cash flows, consistent with our consolidated investing activities. Accordingly, we believe that it is appropriate to adjust operating cash flow for the impact of consolidated investment products.

Total adjusted capitalization is the sum of the short-term debt, long-term debt, hybrid debt, and Chubb shareholders’ equity less Chubb unrealized gains (losses) on investments, net of deferred tax. This measure is meaningful as it eliminates the effect of after-tax unrealized mark-to-market movements on our investment portfolio, which can fluctuate significantly from period to period, to better highlight our company’s underlying total capital position.

Reconciliation Non-GAAP	Page 27

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Chubb core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:						YTD	YTD	Full Year
	3Q-26	2Q-26	1Q-26	4Q-25	3Q-25	2026	2025	2025
Tax expense, as reported	$663	$741	$644	$592	$784	$2,048	$1,815	$2,407
Less: tax expense (benefit) on amortization of fair value adjustments of acquired invested assets, long-term debt, and purchased intangibles other than long-term distribution agreements	(11)	(11)	(11)	(10)	(12)	(33)	(36)	(46)
Less: tax expense (benefit) on integration expenses and severance	(3)	(2)	(2)	(17)	-	(7)	-	(17)
Less: tax expense (benefit) on adjusted net realized gains (losses)	6	32	(32)	(107)	(6)	6	47	(60)
Less: tax expense (benefit) on market risk benefits gains (losses)	(10)	1	2	(5)	(22)	(7)	(38)	(43)
Less: amortization of deferred tax asset from Bermuda law	(60)	33	31	33	36	4	91	124

Tax expense, adjusted	$741	$688	$656	$698	$788	$2,085	$1,751	$2,449

Income before tax, as reported	$3,507	$3,595	$2,964	$3,802	$3,585	$10,066	$8,915	$12,717
Less: amortization of fair value adjustments of acquired invested assets, long-term debt, and purchased intangibles other than long-term distribution agreements	(50)	(50)	(52)	(53)	(54)	(152)	(163)	(216)
Less: integration expenses and severance	(11)	(8)	(9)	(75)	(1)	(28)	(3)	(78)
Less: adjusted realized gains (losses)	(368)	73	(394)	(39)	29	(689)	38	(1)
Less: realized gains (losses) related to unconsolidated entities	280	2	17	281	(83)	299	437	718
Less: market risk benefits gains (losses)	(65)	5	14	(37)	(142)	(46)	(251)	(288)

Core operating income before tax	$3,721	$3,573	$3,388	$3,725	$3,836	$10,682	$8,857	$12,582

Effective tax rate	18.9%	20.6%	21.7%	15.5%	21.9%	20.3%	20.4%	18.9%
Adjustment for tax impact of amortization of fair value adjustments of acquired invested assets, long-term debt, and purchased intangibles other than long-term distribution agreements	0.0%	0.1%	0.0%	-0.1%	0.0%	0.0%	0.1%	0.1%
Adjustment for tax impact of integration expenses and severance	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%
Adjustment for tax impact of adjusted net realized gains (losses)	-0.5%	-0.5%	-1.5%	4.2%	-0.2%	-0.8%	0.4%	1.6%
Adjustment for tax impact of market risk benefits gains (losses)	-0.1%	0.0%	0.0%	-0.1%	-0.2%	0.0%	-0.1%	-0.1%
Adjustment for amortization of deferred tax asset from Bermuda law	1.6%	-0.9%	-0.9%	-0.9%	-1.0%	0.0%	-1.0%	-1.0%

Core operating effective tax rate	19.9%	19.3%	19.3%	18.7%	20.5%	19.5%	19.8%	19.5%

Core operating income
The following table presents the reconciliation of Chubb net income to Core operating income:						YTD	YTD	Full Year
	3Q-26	2Q-26	1Q-26	4Q-25	3Q-25	2026	2025	2025
Chubb net income	$2,844	$2,854	$2,320	$3,210	$2,801	$8,018	$7,100	$10,310
Amortization of fair value adjustments of acquired invested assets, long-term debt, and purchased intangibles other than long-term distribution agreements, pre-tax	(50)	(50)	(52)	(53)	(54)	(152)	(163)	(216)
Tax (expense) benefit on amortization adjustment	11	11	11	10	12	33	36	46
Integration expenses and severance, pre-tax	(11)	(8)	(9)	(75)	(1)	(28)	(3)	(78)
Tax (expense) benefit on integration expenses and severance	3	2	2	17	-	7	-	17
Adjusted realized gains (losses), pre-tax	(368)	73	(394)	(39)	29	(689)	38	(1)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	280	2	17	281	(83)	299	437	718
Tax (expense) benefit on adjusted net realized gains (losses)	(6)	(32)	32	107	6	(6)	(47)	60
Market risk benefits gains (losses), pre-tax	(65)	5	14	(37)	(142)	(46)	(251)	(288)
Tax (expense) benefit on market risk benefits gains (losses)	10	(1)	(2)	5	22	7	38	43
Amortization of deferred tax asset from Bermuda law	60	(33)	(31)	(33)	(36)	(4)	(91)	(124)

Core operating income	$2,980	$2,885	$2,732	$3,027	$3,048	$8,597	$7,106	$10,133

Catastrophe losses - after-tax	$562	$375	$397	$292	$226	$1,334	$2,036	$2,328
Unfavorable (favorable) prior period development (PPD) - after-tax	$(394)	$(216)	$(231)	$(220)	$(238)	$(841)	$(638)	$(858)

P&C underwriting income and P&C CAY underwriting income ex Cats
The following table presents the reconciliation of Net income to P&C underwriting income and P&C CAY underwriting income ex Cats:						YTD	YTD	Full Year
	3Q-26	2Q-26	1Q-26	4Q-25	3Q-25	2026	2025	2025
Net income	$2,736	$2,882	$2,347	$3,173	$3,107	$7,965	$7,449	$10,622
Less: Income tax expense	(666)	(742)	(646)	(597)	(787)	(2,054)	(1,825)	(2,422)
Amortization expense of purchased intangibles	(74)	(74)	(73)	(77)	(75)	(221)	(224)	(301)
Other income (expense)	364	196	161	516	43	721	781	1,297
Interest expense	(204)	(200)	(198)	(205)	(197)	(602)	(559)	(764)
Net investment income	1,791	1,760	1,709	1,688	1,648	5,260	4,777	6,465
Net realized gains (losses)	(455)	162	(407)	(116)	283	(700)	327	211
Market risk benefits gains (losses)	(65)	5	14	(37)	(142)	(46)	(251)	(288)
Integration expenses and severance	(11)	(8)	(9)	(76)	(1)	(28)	(3)	(79)
Life Insurance underlying income (loss) (2)	-	(162)	(4)	(128)	69	(166)	87	(41)
Add: Realized gains (losses) on crop derivatives	5	(8)	(8)	(8)	(7)	(11)	(8)	(16)

P&C underwriting income	$2,061	$1,937	$1,792	$2,197	$2,259	$5,790	$4,331	$6,528
Add: Catastrophe losses (including reinstatement premiums) - pre-tax	705	475	500	365	285	1,680	2,556	2,921
Unfavorable (favorable) prior period development (PPD) - pre-tax	(511)	(283)	(286)	(268)	(361)	(1,080)	(865)	(1,133)

P&C CAY underwriting income ex Cats	$2,255	$2,129	$2,006	$2,294	$2,183	$6,390	$6,022	$8,316

(1) Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net realized gain or loss is included in other income (expense) under U.S. GAAP.

(2) Life Insurance underlying income (loss) is calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned related to the Life Insurance segment.

Reconciliation Non-GAAP 2	Page 28

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating ROE and Core operating ROTE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average Chubb shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, current discount rate on future policy benefits (FPB), and instrument-specific credit risk – market risk benefits (MRB), all net of tax and attributable to Chubb. For the ROTE calculation, the denominator is also adjusted to exclude Chubb goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of these items as these are heavily influenced by changes in market conditions. We believe ROTE is meaningful because it measures the performance of our operations without the impact of goodwill and other intangible assets.

			YTD	YTD	Full Year
	3Q-26	3Q-25	2026	2025	2025
Chubb net income	$2,844	$2,801	$8,018	$7,100	$10,310
Core operating income	$2,980	$3,048	$8,597	$7,106	$10,133
Equity - beginning of period, as reported	$75,372	$69,395	$73,757	$64,021	$64,021
Less: unrealized gains (losses) on investments, net of deferred tax	(3,282)	(2,772)	(1,997)	(4,552)	(4,552)
Less: changes in current discount rate on FPB, net of deferred tax	(164)	(746)	(344)	(539)	(539)
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(12)	(12)	(23)	(16)	(16)

Equity - beginning of period, as adjusted	$78,830	$72,925	$76,121	$69,128	$69,128

Less: Chubb goodwill and other intangible assets, net of tax	24,495	24,490	24,391	23,800	23,800

Equity - beginning of period, as adjusted ex Chubb goodwill and other intangible assets	$54,335	$48,435	$51,730	$45,328	$45,328

Equity - end of period, as reported	$73,227	$71,855	$73,227	$71,855	$73,757
Less: unrealized gains (losses) on investments, net of deferred tax	(7,757)	(1,940)	(7,757)	(1,940)	(1,997)
Less: changes in current discount rate on FPB, net of deferred tax	107	(462)	107	(462)	(344)
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(12)	(19)	(12)	(19)	(23)

Equity - end of period, as adjusted	$80,889	$74,276	$80,889	$74,276	$76,121

Less: Chubb goodwill and other intangible assets, net of tax	24,661	24,485	24,661	24,485	24,391

Equity - end of period, as adjusted ex Chubb goodwill and other intangible assets	$56,228	$49,791	$56,228	$49,791	$51,730

Weighted average equity, as reported	$74,300	$70,625	$73,492	$67,938	$68,889
Weighted average equity, as adjusted ex Chubb goodwill and other intangible assets	$55,282	$49,113	$53,979	$47,560	$48,529
Weighted average equity, as adjusted	$79,860	$73,601	$78,505	$71,702	$72,625
ROE	15.3%	15.9%	14.5%	13.9%	15.0%
Core operating ROTE	21.6%	24.8%	21.2%	19.9%	20.9%
Core operating ROE	14.9%	16.6%	14.6%	13.2%	14.0%
Private equities realized gains (losses), after-tax (1)	$149	$(26)	$206	$399	$817
Impact of Private equities if included in Core operating ROE - Favorable (unfavorable) (1)	0.8 pts	-0.2 pts	0.4 pts	0.8 pts	1.1 pts

Reconciliation of Book Value and Tangible Book Value per Share to adjusted measures
	September 30	June 30	December 31	September 30	QTD	YTD	Year-over-Year
	2026	2026	2025	2025	% Change	% Change	% Change
Book value	$73,227	$75,372	$73,757	$71,855
Less: AOCI	(9,483)	(5,923)	(4,975)	(4,892)

Book value excluding AOCI	82,710	81,295	78,732	76,747

Tangible book value	48,566	50,877	49,366	47,370
Less: Tangible AOCI	(9,080)	(5,300)	(4,181)	(4,129)

Tangible book value excluding tangible AOCI	$57,646	$56,177	$53,547	$51,499

Denominator: shares outstanding	382,530,069	385,634,049	391,101,227	394,324,438

Book value per share	$191.43	$195.45	$188.59	$182.22	-2.1%	1.5%	5.1%
Tangible book value per share	$126.96	$131.93	$126.22	$120.13	-3.8%	0.6%	5.7%

Book value per share excluding AOCI	$216.22	$210.81	$201.31	$194.63	2.6%	7.4%	11.1%
Tangible book value per share excluding tangible AOCI	$150.70	$145.67	$136.91	$130.60	3.5%	10.1%	15.4%

(1) We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 29

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

Q3 2026		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$3,422	$668	$1,311	$2,034	$130	$51	$7,616
Realized (gains) losses on crop derivatives		-	-	(5)	-	-	-	(5)

Adjusted losses and loss expenses/policy benefits	A	$3,422	$668	$1,306	$2,034	$130	$51	$7,611

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(237)	(203)	(5)	(249)	(11)	-	(705)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	1	-	1

Catastrophe losses, gross of related adjustments		(237)	(203)	(5)	(249)	(12)	-	(706)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		14	379	2	162	5	(51)	511
Net premiums earned adjustments on PPD - unfavorable (favorable)		14	2	-	-	(1)	-	15
Expense adjustments - unfavorable (favorable)		(2)	-	-	-	(2)	-	(4)
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	16	-	-	16

PPD, gross of related adjustments - favorable (unfavorable)		26	381	2	178	2	(51)	538

CAY loss and loss expense ex Cats	B	$3,211	$846	$1,303	$1,963	$120	$-	$7,443

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,083	$446	$86	$1,468	$102	$110	$3,295
Expense adjustments - favorable (unfavorable)		2	-	-	-	2	-	4

CAY policy acquisition costs and administrative expenses	D	$1,085	$446	$86	$1,468	$104	$110	$3,299

Denominator
Net premiums earned	E	$5,222	$1,846	$1,559	$4,053	$287		$12,967
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	(1)		(1)
Net premiums earned adjustments on PPD - unfavorable (favorable)		14	2	-	-	(1)		15
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	16	-		16

Net premiums earned excluding adjustments	F	$5,236	$1,848	$1,559	$4,069	$285		$12,997

P&C combined ratio
Loss and loss expense ratio	A/E	65.5%	36.2%	83.8%	50.2%	45.2%		58.7%
Policy acquisition cost and administrative expense ratio	C/E	20.8%	24.1%	5.5%	36.2%	35.5%		25.4%

P&C combined ratio		86.3%	60.3%	89.3%	86.4%	80.7%		84.1%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.4%	45.8%	83.5%	48.2%	42.1%		57.3%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.7%	24.1%	5.5%	36.1%	36.6%		25.3%

CAY P&C combined ratio ex Cats		82.1%	69.9%	89.0%	84.3%	78.7%		82.6%

Combined ratio
Combined ratio								84.1%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								84.1%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 30

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2026		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$10,014	$2,493	$1,874	$5,614	$388	$224	$20,607
Realized (gains) losses on crop derivatives		-	-	11	-	-	-	11

Adjusted losses and loss expenses/policy benefits	A	$10,014	$2,493	$1,885	$5,614	$388	$224	$20,618

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(741)	(551)	(23)	(338)	(27)	-	(1,680)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	1	-	1

Catastrophe losses, gross of related adjustments		(741)	(551)	(23)	(338)	(28)	-	(1,681)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		214	553	82	439	16	(224)	1,080
Net premiums earned adjustments on PPD - unfavorable (favorable)		19	2	-	-	(1)	-	20
Expense adjustments - unfavorable (favorable)		2	-	-	-	2	-	4
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	33	-	-	33

PPD, gross of related adjustments - favorable (unfavorable)		235	555	82	472	17	(224)	1,137

CAY loss and loss expense ex Cats	B	$9,508	$2,497	$1,944	$5,748	$377	$-	$20,074

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$3,270	$1,311	$153	$4,323	$319	$327	$9,703
Expense adjustments - favorable (unfavorable)		(2)	-	-	-	(2)	-	(4)

CAY policy acquisition costs and administrative expenses	D	$3,268	$1,311	$153	$4,323	$317	$327	$9,699

Denominator
Net premiums earned	E	$15,584	$5,409	$2,389	$11,817	$912		$36,111
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	(1)		(1)
Net premiums earned adjustments on PPD - unfavorable (favorable)		19	2	-	-	(1)		20
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	33	-		33

Net premiums earned excluding adjustments	F	$15,603	$5,411	$2,389	$11,850	$910		$36,163

P&C combined ratio
Loss and loss expense ratio	A/E	64.3%	46.1%	78.9%	47.5%	42.5%		57.1%
Policy acquisition cost and administrative expense ratio	C/E	20.9%	24.2%	6.4%	36.6%	35.0%		26.9%

P&C combined ratio		85.2%	70.3%	85.3%	84.1%	77.5%		84.0%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	60.9%	46.2%	81.3%	48.5%	41.4%		55.5%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	21.0%	24.2%	6.4%	36.5%	34.9%		26.8%

CAY P&C combined ratio ex Cats		81.9%	70.4%	87.7%	85.0%	76.3%		82.3%

Combined ratio
Combined ratio								83.9%
Add: impact of gains and losses on crop derivatives								0.1%

P&C combined ratio								84.0%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 31

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q3 2025		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$3,083	$713	$1,217	$1,826	$139	$61	$7,039
Realized (gains) losses on crop derivatives		-	-	7	-	-	-	7

Adjusted losses and loss expenses/policy benefits	A	$3,083	$713	$1,224	$1,826	$139	$61	$7,046

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(72)	(161)	(4)	(42)	(6)	-	(285)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	-	-	-

Catastrophe losses, gross of related adjustments		(72)	(161)	(4)	(42)	(6)	-	(285)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		26	282	30	84	-	(61)	361
Net premiums earned adjustments on PPD - unfavorable (favorable)		68	-	-	-	-	-	68
Expense adjustments - unfavorable (favorable)		3	-	-	-	-	-	3
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	-	-	-

PPD, gross of related adjustments - favorable (unfavorable)		97	282	30	84	-	(61)	432

CAY loss and loss expense ex Cats	B	$3,108	$834	$1,250	$1,868	$133	$-	$7,193

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,056	$421	$91	$1,343	$105	$113	$3,129
Expense adjustments - favorable (unfavorable)		(3)	-	-	-	-	-	(3)

CAY policy acquisition costs and administrative expenses	D	$1,053	$421	$91	$1,343	$105	$113	$3,126

Denominator
Net premiums earned	E	$5,080	$1,741	$1,495	$3,803	$315		$12,434
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	-		-
Net premiums earned adjustments on PPD - unfavorable (favorable)		68	-	-	-	-		68
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	-		-

Net premiums earned excluding adjustments	F	$5,148	$1,741	$1,495	$3,803	$315		$12,502

P&C combined ratio
Loss and loss expense ratio	A/E	60.7%	41.0%	81.9%	48.0%	43.8%		56.7%
Policy acquisition cost and administrative expense ratio	C/E	20.8%	24.1%	6.1%	35.3%	33.6%		25.1%

P&C combined ratio		81.5%	65.1%	88.0%	83.3%	77.4%		81.8%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	60.4%	48.0%	83.6%	49.1%	42.0%		57.5%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.4%	24.1%	6.1%	35.3%	33.6%		25.0%

CAY P&C combined ratio ex Cats		80.8%	72.1%	89.7%	84.4%	75.6%		82.5%

Combined ratio
Combined ratio								81.7%
Add: impact of gains and losses on crop derivatives								0.1%

P&C combined ratio								81.8%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 32

Chubb Limited

Non-GAAP Financial Measures - 7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2025		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$9,372	$3,628	$1,791	$5,254	$513	$145	$20,703
Realized (gains) losses on crop derivatives		-	-	8	-	-	-	8

Adjusted losses and loss expenses/policy benefits	A	$9,372	$3,628	$1,799	$5,254	$513	$145	$20,711

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(455)	(1,645)	(20)	(349)	(87)	-	(2,556)
Reinstatement premiums collected (expensed) on catastrophe losses		-	(50)	-	(5)	13	-	(42)

Catastrophe losses, gross of related adjustments		(455)	(1,595)	(20)	(344)	(100)	-	(2,514)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		246	403	63	282	15	(144)	865
Net premiums earned adjustments on PPD - unfavorable (favorable)		73	-	-	-	-	-	73
Expense adjustments - unfavorable (favorable)		3	-	(3)	-	-	-	-
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	(2)	-	(2)

PPD, gross of related adjustments - favorable (unfavorable)		322	403	60	282	13	(144)	936

CAY loss and loss expense ex Cats	B	$9,239	$2,436	$1,839	$5,192	$426	$1	$19,133

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$3,181	$1,252	$160	$3,792	$323	$324	$9,032
Expense adjustments - favorable (unfavorable)		(3)	-	3	-	-	-	-

CAY policy acquisition costs and administrative expenses	D	$3,178	$1,252	$163	$3,792	$323	$324	$9,032

Denominator
Net premiums earned	E	$15,245	$4,996	$2,258	$10,554	$1,021		$34,074
Reinstatement premiums (collected) expensed on catastrophe losses		-	50	-	5	(13)		42
Net premiums earned adjustments on PPD - unfavorable (favorable)		73	-	-	-	-		73
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	(2)		(2)

Net premiums earned excluding adjustments	F	$15,318	$5,046	$2,258	$10,559	$1,006		$34,187

P&C combined ratio
Loss and loss expense ratio	A/E	61.5%	72.6%	79.7%	49.8%	50.1%		60.8%
Policy acquisition cost and administrative expense ratio	C/E	20.8%	25.1%	7.1%	35.9%	31.8%		26.5%

P&C combined ratio		82.3%	97.7%	86.8%	85.7%	81.9%		87.3%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	60.3%	48.3%	81.5%	49.2%	42.3%		56.0%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.8%	24.8%	7.2%	35.9%	32.2%		26.4%

CAY P&C combined ratio ex Cats		81.1%	73.1%	88.7%	85.1%	74.5%		82.4%

Combined ratio
Combined ratio								87.3%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								87.3%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 33

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

Total P&C comprises all segments (including Corporate) except the Life Insurance segment.

Global P&C comprises all segments (including Corporate) except the Life Insurance and North America Agricultural segments.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the Life Insurance segment and including the realized gains and losses on the crop derivatives.

Book value per common share: Chubb shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Chubb shareholders’ equity less Chubb goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed income investments: Weighted average yield based on the current market value of our fixed maturities and other debt investments.

Average book yield of fixed income investments: Weighted average yield based on the amortized cost of our fixed maturities and other debt investments.

Total capitalization: The sum of the short-term debt, long-term debt, hybrid debt, and Chubb shareholders’ equity.

Integration expenses and severance: Integration expenses comprise legal and professional fees and all other costs directly related to the integration activities primarily of the Cigna acquisition, as well as severance expenses incurred as part of transformation initiatives to enhance operational efficiency. Integration expenses and severance are incurred by Chubb and are included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and adjusted amortization expense of purchased intangibles.

Non-premium revenues and expenses included in Other income and expense, principally pertain to the management of third-party assets by Huatai Asset Management Co., Ltd. (HAM) and Huatai Baoxing, which are unrelated to Huatai Group’s core insurance operations. These revenues and expenses are recognized in the period in which the services are performed.

NM: Not meaningful.

Glossary	Page 34